Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2018, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,280,449 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 15 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$586,303,886
Aggregate Outstanding Principal Balance – Treasury Bill	$15,353,254
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.62%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$570,950,632
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.38%
Number of Borrowers	20,270
Average Outstanding Principal Balance Per Borrower	$28,925
Number of Loans	36,463
Average Outstanding Principal Balance Per Loan – Treasury Bill	$35,705
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,845
Weighted Average Remaining Term to Scheduled Maturity	178 months
Weighted Average Annual Interest Rate	4.29%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	8,111	$128,871,525	22.0%
3.01% to 3.50%	6,478	95,694,310	16.3
3.51% to 4.00%	7,126	100,973,379	17.2
4.01% to 4.50%	8,498	120,941,904	20.6
4.51% to 5.00%	1,813	29,204,172	5.0
5.01% to 5.50%	568	11,538,125	2.0
5.51% to 6.00%	500	10,955,921	1.9
6.01% to 6.50%	743	15,792,077	2.7
6.51% to 7.00%	865	19,612,987	3.3
7.01% to 7.50%	348	8,916,834	1.5
7.51% to 8.00%	567	13,943,948	2.4
8.01% to 8.50%	691	23,190,693	4.0
Equal to or greater than 8.51%	155	6,668,011	1.1

Total	36,463	$586,303,886	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,317	$8,410,480	1.4%
$5,000.00-$ 9,999.99	4,020	29,547,283	5.0
$10,000.00-$14,999.99	2,281	28,147,891	4.8
$15,000.00-$19,999.99	1,828	31,945,074	5.4
$20,000.00-$24,999.99	1,585	35,495,353	6.1
$25,000.00-$29,999.99	1,106	30,315,398	5.2
$30,000.00-$34,999.99	852	27,612,772	4.7
$35,000.00-$39,999.99	731	27,401,378	4.7
$40,000.00-$44,999.99	633	26,793,001	4.6
$45,000.00-$49,999.99	527	25,032,899	4.3
$50,000.00-$54,999.99	407	21,313,107	3.6
$55,000.00-$59,999.99	366	21,017,269	3.6
$60,000.00-$64,999.99	305	19,096,871	3.3
$65,000.00-$69,999.99	246	16,600,473	2.8
$70,000.00-$74,999.99	224	16,245,038	2.8
$75,000.00-$79,999.99	211	16,357,543	2.8
$80,000.00-$84,999.99	175	14,425,851	2.5
$85,000.00-$89,999.99	163	14,243,863	2.4
$90,000.00-$94,999.99	131	12,092,292	2.1
$95,000.00-$99,999.99	135	13,127,815	2.2
$100,000.00 and above	1,027	151,082,235	25.8

Total	20,270	$586,303,886	20,270

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	35,291	$562,552,700	95.9%
31-60 days	479	8,631,134	1.5
61-90 days	210	4,566,585	0.8
91-120 days	106	2,549,037	0.4
121-150 days	70	1,513,969	0.3
151-180 days	58	1,330,246	0.2
181-210 days	48	1,207,482	0.2
Greater than 210 days	201	3,952,733	0.7

Total	36,463	$586,303,886	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	183	$30,333	*
4 to 12	787	430,342	0.1%
13 to 24	1,110	1,561,027	0.3
25 to 36	1,063	2,769,232	0.5
37 to 48	1,168	4,597,603	0.8
49 to 60	3,584	14,397,454	2.5
61 to 72	3,785	18,026,183	3.1
73 to 84	1,752	11,632,747	2.0
85 to 96	1,291	10,480,204	1.8
97 to 108	1,210	11,983,538	2.0
109 to 120	2,634	28,117,889	4.8
121 to 132	3,929	58,217,282	9.9
133 to 144	1,889	37,059,753	6.3
145 to 156	1,314	25,989,494	4.4
157 to 168	912	21,957,752	3.7
169 to 180	2,087	49,273,759	8.4
181 to 192	2,563	65,142,662	11.1
193 to 204	1,017	31,845,615	5.4
205 to 216	918	31,996,385	5.5
217 to 228	921	38,281,964	6.5
229 to 240	715	29,615,248	5.1
241 to 252	498	24,659,749	4.2
253 to 264	305	14,579,123	2.5
265 to 276	222	11,868,233	2.0
277 to 288	141	7,969,643	1.4
289 to 300	158	9,134,347	1.6
301 to 312	123	9,173,790	1.6
313 to 324	39	2,562,509	0.4
325 to 336	29	1,893,287	0.3
337 to 348	29	1,807,458	0.3
349 to 360	53	5,085,730	0.9
361 and above	34	4,163,551	0.7

Total	36,463	$586,303,886	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	994	$18,740,427	3.2%
Forbearance	1,571	37,999,508	6.5
Repayment
First year in repayment	334	13,419,565	2.3
Second year in repayment	272	10,677,438	1.8
Third year in repayment	323	9,869,030	1.7
More than 3 years in repayment	32,969	495,597,918	84.5

Total	36,463	$586,303,886	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 128.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.1	-	204.2
Forbearance	-	4.1	198.6
Repayment	-	-	174.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $18,740,427 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $13,695,321 or approximately 73.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	189	$3,749,101	0.6%
Alaska	56	755,695	0.1
Arizona	538	9,386,120	1.6
Arkansas	212	3,779,343	0.6
California	3,590	65,944,503	11.2
Colorado	564	8,625,528	1.5
Connecticut	509	5,928,787	1.0
Delaware	58	1,042,239	0.2
District of Columbia	107	2,238,622	0.4
Florida	1,243	24,972,256	4.3
Georgia	783	13,988,960	2.4
Hawaii	85	1,696,547	0.3
Idaho	115	1,859,854	0.3
Illinois	1,219	17,531,683	3.0
Indiana	620	9,964,504	1.7
Iowa	158	2,132,429	0.4
Kansas	338	4,467,441	0.8
Kentucky	329	4,741,049	0.8
Louisiana	923	13,332,989	2.3
Maine	79	1,142,929	0.2
Maryland	641	11,313,613	1.9
Massachusetts	914	12,582,058	2.1
Michigan	875	15,250,997	2.6
Minnesota	416	5,289,457	0.9
Mississippi	147	2,616,814	0.4
Missouri	584	9,169,936	1.6
Montana	46	681,748	0.1
Nebraska	50	735,602	0.1
Nevada	206	4,227,913	0.7
New Hampshire	171	2,036,540	0.3
New Jersey	862	17,807,827	3.0
New Mexico	115	1,829,789	0.3
New York	3,630	50,943,162	8.7
North Carolina	651	11,690,945	2.0
North Dakota	10	146,312	*
Ohio	5,006	84,149,190	14.4
Oklahoma	808	11,242,563	1.9
Oregon	552	8,330,968	1.4
Pennsylvania	1,026	18,283,357	3.1
Rhode Island	67	1,070,996	0.2
South Carolina	253	5,188,272	0.9
South Dakota	24	526,202	0.1
Tennessee	550	7,974,995	1.4
Texas	4,219	60,229,627	10.3
Utah	123	4,045,554	0.7
Vermont	62	1,236,185	0.2
Virginia	825	11,739,045	2.0
Washington	1,108	16,101,396	2.7
West Virginia	102	1,445,060	0.2
Wisconsin	432	6,022,192	1.0
Wyoming	14	146,909	*
Other	259	4,968,083	0.8

Total	36,463	$586,303,886	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	20,021	$260,465,176	44.4%
Other Repayment Options(1)	13,645	245,054,142	41.8
Income-driven Repayment(2)	2,797	80,784,568	13.8

Total	36,463	$586,303,886	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 310 loans with an aggregate outstanding principal balance of $12,104,633 currently in an interest-only period.  These interest-only loans represent approximately 2.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	18,305	$245,943,612	41.9%
Unsubsidized	18,158	340,360,274	58.1

Total	36,463	$586,303,886	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	21	$598,589	0.1%
October 1, 1993 through June 30, 2006	36,442	585,705,297	99.9
July 1, 2006 and later	0	0	0.0

Total	36,463	$586,303,886	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	978	$12,519,954	2.1%
College Assist	1	7,428	*
Educational Credit Management Corporation	1,073	15,452,974	2.6
Great Lakes Higher Education Corporation	453	7,408,276	1.3
Illinois Student Assistance Comm	1,210	12,896,845	2.2
Kentucky Higher Educ. Asst. Auth.	241	2,539,550	0.4
Louisiana Office Of Student Financial Asst	581	7,455,769	1.3
Michigan Guaranty Agency	688	9,824,884	1.7
New Jersey Higher Ed Student Assistance Authority	2,556	30,187,951	5.1
New York State Higher Ed Services Corp	7,329	93,819,698	16.0
Northwest Education Loan Association	3,407	45,155,042	7.7
Oklahoma Guaranteed Stud Loan Prog	581	7,847,117	1.3
Pennsylvania Higher Education Assistance Agency	2,562	35,560,393	6.1
Texas Guaranteed Student Loan Corp	4,128	59,419,932	10.1
United Student Aid Funds, Inc.	10,675	246,208,073	42.0
Total	36,463	$586,303,886	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions.  Navient Solutions and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million. Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	0.354%	0.277%	0.251%	0.308%	0.350%

For the past five federal fiscal years, USA Funds’ claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USA Funds’ claims. The actual claims rates are as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	4.74%	4.73%	4.71%	0.60%	0.67%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2017, HESC had total FFELP assets of approximately $160 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.

Guarantee Volume.  As a result of HCERA. HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume.  The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

	Stafford SLS and PLUS Loans Guaranteed
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	$-	$-	$-	$-	$-

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Reserve Ratio.  The reserve ratio is determined by dividing its cumulative federal fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed.  The term “cumulative cash reserves” means the difference between sources and uses of monies in the federal reserve fund.  The following table sets forth the respective reserve ratio for the following fiscal years:

	Reserve Ratio
	Federal Fiscal Year (ending September 30)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	2.400%	2.610%	2.970%	3.600%	4.314%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Recovery Rates. Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8).  The table below sets forth the recovery rates for the following fiscal years:

	Recovery Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	92.1%	96.0%	103.9%	109.8%	114.7%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Claims Rate.  For the following federal fiscal years, the claims rate is as follows:

	Claims Rate
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	3.02%	2.67%	1.01%	1.53%	1.72%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Pursuant to the Health Care and Education Affordability Reconciliation Act which amended the Higher Education Act of 1965, the origination of federal student loans under FFELP after June 30, 2010 was discontinued.

Eligible FFELP loans selected for sale (“put”) to the Department of Education at the lenders option under provisions of The Ensuring Continued Access to Student Loans Act or consolidated into the Federal Direct Loan Program at the borrowers option under the Federal government’s temporary fiscal year 2012 initiative have been removed from Texas Guaranteed Student Loan Corporation’s portfolio.

Texas Guaranteed Student Loan Corporation (dba Trellis Company) can be contacted at P.O. Box 83100, Round Rock, Texas 78683 (Telephone: (800) 252-9743) or at www.trelliscompany.org.